Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q2 FISCAL YEAR 2016 FINANCIAL RESULTS
Q2 FY16 Revenue of $169.5M; up 5.3% Q/Q and 23.6% Y/Y
Q2 FY16 GAAP Diluted EPS (from Continuing Operations) of $0.28
Q2 FY16 Non-GAAP Diluted EPS of $0.35

SAN JOSE, Calif., October 26, 2015 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal second quarter ended September 27, 2015.
“Second quarter fiscal 2016 results were excellent. Revenue grew to $169.5 million dollars, an increase of almost 24 percent year-over-year and 5 percent sequentially, driven by a strong rebound in sales of our communications products, continued market leadership in memory interface, as well as solid contributions from our wireless charging business,” said Greg Waters, president and chief executive officer. “Combined with robust top line growth, our continued focus on execution and expense control contributed to a non-GAAP operating margin of 31 percent, and free cash flow as a percentage of revenues on a trailing twelve-month basis of 27 percent.”
“Additionally, our board recently increased our share repurchase authorization by another $300 million. This is incremental to our prior authorization and to the remaining repurchase authorization balance as of September end of $231 million. We intend to fund this incremental $300 million through debt financing, subject to market conditions, and execute this portion of our buyback on an accelerated pace. We remain well-positioned to continue delivering excellent results and increasing returns to our shareholders with a solid base of existing business, combined with exciting new product development and design-win traction,” concluded Mr. Waters.
Recent Business Highlights - Computing

•	BAE Systems and IDT Launch New Space-Grade Chip to Speed Data Movement in Space

•	SMART Modular Selects IDT as Preferred Partner for DDR4 NVDIMM Technology
Recent Business Highlights - Communications

•	New VersaClock 6 Programmable Clock Generator Achieves Best Performance to Date for IDT’s Award-Winning VersaClock Family

•	IDT and Altera Simplify SyncE Compliance for Ethernet Node Designs

•	IDT Introduces New RF Voltage Variable Attenuators Delivering up to 1,000X Improvement in Linearity Over GaAs Products

•	IDT expands its RF product portfolio with two low-loss, high-isolation switches

•	IDT Introduces Ultra-High-Performance Clock Jitter Attenuator/Frequency Synthesizers

•	IDT Simplifies IEEE 1588 Synchronization with New Hardware and Software Solution
Recent Business Highlights - Consumer

•	IDT Makes Wireless Power Accessible to the Mass Market

•	IDT Teams with Samsung to Integrate Wireless Charging
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. For financial statement purposes, the high speed data converter business is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal second quarter of 2016 was $169.5 million, compared with $160.9 million reported last quarter, and $137.1 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal second quarter of 2016 was $42.4 million, or $0.28 per diluted share, versus GAAP net income from continuing operations of $38.7 million or $0.25 per diluted share last quarter, and a GAAP net income from continuing operations of $24.2 million or $0.16 per share in the same period one year ago. Fiscal second quarter 2016 GAAP results include $8.6 million in stock-based compensation expense, $1.9 million expense in severance and retention related charges, $0.8 million expense relating to amortization of intangible assets, $0.2 million expense in facility closure costs, and $0.2 million expense in related tax effects.

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Non-GAAP net income for the fiscal second quarter of 2016 was $53.9 million or $0.35 per diluted share, compared with non-GAAP net income of $48.2 million or $0.31 per diluted share last quarter, and non-GAAP net income of $31.8 million or $0.20 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal second quarter of 2016 was $106.5 million, or 62.9 percent, compared with GAAP gross profit of $99.2 million or 61.7 percent last quarter, and $81.9 million, or 59.7 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2016 was $107.5 million, or 63.4 percent, compared with non-GAAP gross profit of $100.9 million, or 62.7 percent last quarter, and $83.9 million, or 61.2 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal second quarter of 2016 was $35.3 million, compared with GAAP R&D expense of $33.8 million last quarter, and $30.7 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2016 was $31.5 million, compared with non-GAAP R&D expense of $29.7 million last quarter, and $28.2 million in the same period one year ago.

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GAAP SG&A expense for the fiscal second quarter of 2016 was $29.2 million, compared with GAAP SG&A expense of $28.1 million last quarter, and $26.8 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2016 was $23.5 million, compared with non-GAAP SG&A expense of $24.0 million last quarter, and $23.3 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on October 26, 2015. The webcast replay will be available after 5 p.m. Pacific time on October 26, 2015.

Investors may also listen to the live call at 1:30 p.m. Pacific time on October 26, 2015 by calling (888) 211-0226 (United States); or (913) 905-3216 (International). The access code is 580812. The conference call replay will be available for one week following the event at (888) 203-1112 (United States); or (719) 457-0820 (International). The access code is 580812.

IDT’s next regularly scheduled Quiet Period will begin December 21, 2015, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s third quarter fiscal 2016 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2015. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2016, the Company changed its methodology for reporting non-GAAP taxes to be based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Non-GAAP tax amounts for periods prior to March 30, 2015 have not been adjusted to reflect the new methodology.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Sept. 27,	June 28,	Sept. 28,	Sept. 27,	Sept. 28,
	2015	2015	2014	2015	2014
Revenues	$169,498	$160,907	$137,093	$330,405	$263,395
Cost of revenues	62,952	61,673	55,217	124,625	107,510
Gross profit	106,546	99,234	81,876	205,780	155,885
Operating expenses:
Research and development	35,301	33,754	30,742	69,055	62,792
Selling, general and administrative	29,227	28,143	26,795	57,370	52,254
Total operating expenses	64,528	61,897	57,537	126,425	115,046

Operating income	42,018	37,337	24,339	79,355	40,839

Gain from divestiture
Other income, net	1,016	1,818	405	2,834	1,267
Income from continuing operations before income taxes	43,034	39,155	24,744	82,189	42,106
Provision for income taxes	611	435	498	1,046	749

Net income from continuing operations	42,423	38,720	24,246	81,143	41,357

Discontinued operations:
Gain from divestiture	—	—	—	—	16,840
Loss from discontinued operations	—	(547)	(9,747)	(547)	(21,900)
Provision for income taxes	—	15	57	15	12
Net loss from discontinued operations	—	(562)	(9,804)	(562)	(5,072)

Net income	$42,423	$38,158	$14,442	$80,581	$36,285

Basic net income per share - continuing operations	$0.29	$0.26	$0.16	$0.55	$0.28
Basic net loss per share - discontinued operations	—	—	(0.06)	—	(0.04)
Basic net income per share	$0.29	$0.26	$0.10	$0.55	$0.24

Diluted net income per share - continuing operations	$0.28	$0.25	$0.16	$0.53	$0.27
Diluted net loss per share - discontinued operations	—	—	(0.07)	—	(0.03)
Diluted net income per share	$0.28	$0.25	$0.09	$0.53	$0.24

Weighted average shares:
Basic	147,724	148,396	148,683	148,058	148,983
Diluted	152,152	153,758	153,784	152,997	153,816

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Sept. 27,	June 28,	Sept. 28,	Sept. 27,	Sept. 28,
	2015	2015	2014	2015	2014

GAAP net income from continuing operations	$42,423	$38,720	$24,246	$81,143	$41,357
GAAP diluted net income per share - continuing operations	$0.28	$0.25	$0.16	$0.53	$0.27
Acquisition related:
Amortization of acquisition related intangibles	751	832	1,676	1,583	4,225
Restructuring related:
Severance and retention costs	1,894	921	319	2,815	845
Facility closure costs	154	—	20	154	67
Assets impairment and other	—	147	401	147	2,703
Other:
Stock-based compensation expense	8,581	7,866	5,929	16,447	10,891
Gain from divestiture	(25)	(51)	—	(76)	—
Asset impairment and other	(28)	(325)	—	(353)	—
Compensation expense (benefit) - deferred compensation plan	(817)	115	(242)	(702)	252
Loss (gain) on deferred compensation plan securities	827	(108)	245	719	(235)
Non-GAAP tax adjustments	182	83	(826)	265	(1,685)
Non-GAAP net income from continuing operations	$53,942	$48,200	$31,768	$102,142	$58,420
GAAP weighted average shares - diluted	152,152	153,758	153,784	152,997	153,816
Non-GAAP adjustment	2,600	1,836	2,128	2,149	2,017
Non-GAAP weighted average shares - diluted	154,752	155,594	155,912	155,146	155,833
Non-GAAP diluted net income per share - continuing operations	$0.35	$0.31	$0.20	$0.66	$0.37

GAAP gross profit	$106,546	$99,234	$81,876	$205,780	$155,885
Acquisition related:
Amortization of acquisition related intangibles	617	617	1,264	1,234	2,950
Restructuring related:
Severance and retention costs	6	182	96	188	119
Assets impairment and other	—	147	334	147	2,269
Other:
Compensation expense (benefit) - deferred compensation plan	(299)	42	(70)	(257)	77
Stock-based compensation expense	645	682	436	1,327	755
Non-GAAP gross profit	$107,515	$100,904	$83,936	$208,419	$162,055

GAAP R&D expenses:	$35,301	$33,754	$30,742	$69,055	$62,792
Restructuring related:
Severance and retention costs	(681)	(347)	(136)	(1,028)	(376)
Facility closure costs	(154)	—	—	(154)	—
Assets impairment and other	261	—	(67)	261	(434)
Other:
Compensation benefit (expense) - deferred compensation plan	319	(45)	114	274	(126)
Stock-based compensation expense	(3,543)	(3,632)	(2,464)	(7,175)	(4,985)
Non-GAAP R&D expenses	$31,503	$29,730	$28,189	$61,233	$56,871

GAAP SG&A expenses:	$29,227	$28,143	$26,795	$57,370	$52,254
Acquisition related:
Amortization of acquisition related intangibles	(134)	(215)	(412)	(349)	(1,275)
Restructuring related:
Severance and retention costs	(1,207)	(392)	(87)	(1,599)	(350)
Facility closure costs	—	—	(20)	—	(67)
Assets impairment and other	(233)	—	—	(233)	—
Other:
Compensation benefit (expense) - deferred compensation plan	199	(28)	58	171	(49)
Stock-based compensation expense	(4,393)	(3,552)	(3,029)	(7,945)	(5,151)
Non-GAAP SG&A expenses	$23,459	$23,956	$23,305	$47,415	$45,362

GAAP interest income and other, net	$1,016	$1,818	$405	$2,834	$1,267
Gain from divestiture	(25)	(51)	—	(76)	—
Loss (gain) on deferred compensation plan securities	827	(108)	245	719	(235)
Assets impairment and other	—	(325)	—	(325)	—
Non-GAAP interest income and other, net	$1,818	$1,334	$650	$3,152	$1,032

GAAP provision for income taxes - continuing operations	$611	$435	$498	$1,046	$749
Non-GAAP tax adjustments	(182)	(83)	826	(265)	1,685
Non-GAAP provision for income taxes - continuing operations	$429	$352	$1,324	$781	$2,434

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 27,	Mar. 29,
(In thousands)	2015	2015

ASSETS
Current assets:
Cash and cash equivalents	$91,557	$116,945
Short-term investments	467,364	438,115
Accounts receivable, net	63,373	63,618
Inventories	43,946	45,410
Prepaid and other current assets	15,095	16,041
Total current assets	681,335	680,129

Property, plant and equipment, net	64,890	65,508
Goodwill	135,644	135,644
Acquisition-related intangibles	12,983	5,535
Other assets	25,487	26,843
TOTAL ASSETS	$920,339	$913,659

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$31,730	$28,006
Accrued compensation and related expenses	27,492	43,649
Deferred income on shipments to distributors	11,476	15,694
Deferred taxes liabilities	1,629	1,401
Other accrued liabilities	11,305	17,582
Total current liabilities	83,632	106,332

Deferred tax liabilities	1,135	1,121
Long term income taxes payable	226	347
Other long term obligations	19,619	17,605
Total liabilities	104,612	125,405

Stockholders' equity	815,727	788,254

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$920,339	$913,659